Exhibit 10.2

                              SETTLEMENT AGREEMENT

      THIS SETTLEMENT AGREEMENT (this "Agreement") is entered into as of this 29th day of October, 2004, by and among (i) Roger L. Ediger ("Ediger") and (ii) Gold Banc Corporation, Inc., a Kansas corporation, and Gold Bank, a Kansas bank (the successor by merger to Gold Bank, an Oklahoma bank, and Gold Bank, a Florida bank), acting for themselves and all of their predecessors, successors, assigns, businesses, affiliates, subsidiaries and divisions, and all directors, officers, employees, agents, and representatives of the foregoing entities (hereinafter collectively referred to as "Gold Banc") (Ediger and Gold Banc are hereinafter jointly referred to as "the Parties").

                                   I. RECITALS

      A. Gold Banc Corporation, Inc. is a corporation organized under the laws of Kansas with its principal place of business in Leawood, Kansas. Gold Bank is a banking association organized under the laws of Kansas with its principle place of business in Leawood, Kansas.

      B. Since at least October 1, 1992, Gold Bank has been a lender of agricultural loans that were guaranteed by the Farm Service Agency (the "FSA"). In addition to issuing federally-guaranteed agricultural loans, Gold Bank also enrolled many of its guaranteed loans in the FSA's Interest Assist Program, which provides for an annual federal interest subsidy of four (4) percent on eligible federally-guaranteed, agricultural loans.

      C. Ediger, a former farmer and agricultural loan customer of Gold Bank, filed a complaint on behalf of the United States under the qui tam provisions of the Civil False Claims Act, 31 U.S.C., 3729 et seq., United States ex rel. Ediger v. Gold Bank Oklahoma and Gold Banc Corporation. Inc., C1V 02-1493-R (W.D. Okla., filed October 24, 2002), which Ediger  amended in his First Amended  Complaint on February 5,
2004,  United States ex rel. Ediaer v. Gold Bane  Corporation,  Inc. Gold
Bank  Oklahoma  and  Gold  Bank  Kansas,   CIV  02-1493-R   (W.D.   Okla.)
(hereinafter the "Qui Tam Action").  The First Amended  Complaint  alleged that  Gold  Banc  improperly  charged  excessive  fees  to  borrowers  and
inflated   the   interest   rates  it  charged   on   federally-guaranteed
agricultural loans, which in turn resulted in Gold Banc's submission of false statements and claims for payment to the United States for guaranteed loss claims and interest assist payments.

      D. The United States of America (the "United States") intervened in the Qui Tam Action for settlement purposes on September 9, 2004.

      B. The Parties wish to avoid the time, expense, and risk of litigation by reaching a settlement as described below.

      F. Contemporaneous with the execution and delivery of this Settlement Agreement, Gold Bane is entering into a separate settlement agreement with the United States.

      G. Gold Bane denies all allegations of wrongdoing in the First Amended Complaint, including without limitation, allegations that it violated the Federal Civil False Claims Act, 31 U.S.C. 3729 et seq.

      H. This Settlement Agreement is made in compromise of disputed claims. Neither the Settlement Agreement, its execution, nor the performance of any obligations under it, including any payments, nor the fact of the settlement, is intended to be, or shall be understood as, an acknowledgment of responsibility, admission of liability or wrongdoing, or other expression reflecting upon the merits of the dispute by Ediger, the United States or Gold Banc.

                                 II. AGREEMENTS

      In reliance on the foregoing recitals, and in consideration of the mutual promises, covenants and obligations of the Settlement agreement and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

      1. Upon execution of this Agreement, Gold Bane will cause to be delivered and transferred to Susman Godfrey L.L.P. the amount of $500,000.00 (the "Settlement Amount"). This payment is designated as reimbursement for Ediger's reasonable expenses, attorneys' fees and costs relating to the Qui Tani Action pursuant to 31 U.S.C. ss. 3730(d). Payment shall be made by electronic funds transfer pursuant to written instructions to be provided to Gold Banc's legal counsel by Terry Oxford or his designated representative and payment shall be made within 14 days after the execution of this Settlement Agreement.

      2. Ediger, for himself, his successors, assigns, executors, and representatives of any kind, hereby irrevocably and unconditionally releases, acquits and forever discharges and covenants not to sue Gold Banc for any further expenses, attorney fees or costs relating to the Qui Tam Action pursuant to 31 U.S.C. ss. 3730(d).

      3. Ediger hereby consents to and approves the $16 million settlement of the Qui Tam Action between the United States and Gold Banc, and agrees to execute a joint stipulation with the United States and Gold Banc to dismiss the Qui Tam Action, substantially in the form attached hereto as Exhibit A (the "Joint Stipulation").

      4. Ediger and Gold Banc represent and acknowledge that in executing this Settlement Agreement neither of them has relied upon any representation or statement made by any party or by any party's agents, representatives, or attorneys, other than those representations and warranties contained herein.

      5. Each Party acknowledges that this Agreement is being made of the party's own free choice and independent judgment after full consultation with its own legal counsel.

      6. It is agreed and understood that this Agreement shall be binding upon and shall inure to the benefit of each Party to this Agreement; provided, however, this Settlement Agreement shall be null and void if the Settlement Agreement between the United States and Gold Banc is not entered into or if the Qui Tarra Action is not dismissed with prejudice by the Court. In either of such events the Settlement Amount shall be paid to Gold Banc upon demand to Susman Godfrey LLP.

      7. This Agreement may be signed in one or more counterparts. All signed counterparts shall be considered an original and all of them shall be deemed to be one and the same instrument.

      IN WITNESS WHEREOF, all Parties have executed this Agreement as set forth below.

                                    /s/ Roger L. Ediger
                                    ------------------------------------------
                                    Roger L. Ediger


                                    GOLD BANC CORPORATION, INC.


                                    By:   /s/ Malcolm M. Aslin
                                          ------------------------------
                                          Name:  Malcolm M. Aslin
                                          Title: Chief Executive Officer


                                    GOLD BANK


                                    By:   /s/ Malcolm M. Aslin
                                          ------------------------------
                                          Name:  Malcolm M. Aslin
                                          Title: President

                   IN THE UNITED STATES DISTRICT COURT FOR THE
                          WESTERN DISTRICT OF OKLAHOMA

UNITED STATES OF AMERICA            )
ex rel. ROGER L. EDIGER,            )
                                    )
                Plaintiff,          )    Case No. CIV-02-1493-R
                                    )
      -vs-                          )
                                    )
GOLD BANC CORPORATION, INC.,        )
and GOLD BANK OF OKLAHOMA,          )
                                    )
                Defendants.         )
                                    )
------------------------------------

                     STIPULATION OF DISMISSAL WITH PREJUDICE

      Pursuant to Fed. R. Civ. P. 41 and the False Claims Act, 31 U.S.C. ss. 3730(b)(1), the United States, relator Roger Ediger ("Relator") and the defendants, Gold Banc Corporation, Gold Bank Oklahoma and Gold Bank Kansas (collectively, "Gold Banc"), through their undersigned counsel, hereby stipulate to the dismissal with prejudice of the above captioned action, consistent with the terms of the Settlement Agreement attached as
Exhibit 1. The United States and Gold Banc have reached an agreement to settle this litigation. Relator agrees that the settlement reached by the United States with Gold Banc is fair, adequate and reasonable pursuant to 31 U.S.C. ss. 3730(c)(2)(B).

      The United States and Gold Banc agree that each will bear its own costs, expenses and attorneys' fees. Relator and Gold Banc have reached agreement as to the payment of attorneys' fees and costs, pursuant to 31 U.S.C. ss. 3730(d). The United States, Relator and Gold Banc request that the Court retain jurisdiction to enforce the terms of the Settlement Agreement and for the limited purpose of adjudicating the Relators' share issue pursuant to 31 U.S.C. ss. 3730(d). The United States, Relator and Gold Banc hereby request that the Court enter the attached Order.

                               Respectfully submitted,

                               ON BEHALF OF THE UNITED STATES
Dated: Novemer 10, 2004.
                               PETER D. KEISLER
                               Assistant Attorney General


                               ROBERT G. McCAMPBELL
                               United States Attorney



                               MICHAEL F. HERTZ
                               PATRICIA R. DAVIS
                               LOUIS J. VIRELLI III
                               Commercial Litigation Branch
                               Civil Division
                               United States Department of Justice
                               P.O. Box 261
                               Ben Franklin Station
                               Washington, DC 20044
                               Tel:  (202) 514-7857
                               Fax: (202) 514-7361

                               KAY SEWELL
                               Assistant United States Attorney
                               400 Oklahoma Tower
                               210 Park Avenue, Suite 400
                               Oklahoma City, OK 73102
                               Phone: (405) 553-8700
                               Fax: (405) 553-8885
                               Kay.Sewell@usdoj.gov

                               Attorneys for the United States

                               ON BEHALF OF RELATOR ROGER EDIGER

Dated: October 29, 2004.
                               By:
                                    -------------------------------
                                    TERRELL W. OXFORD
                                    JONATHAN BRIDGES
                                    SUSMAN GODFREY L.L.P.
                                    901 Main Street, Suite 4100
                                    Dallas, Texas 75202-3775

                               Counsel for Relator, Roger Ediger


Dated: October 29, 2004.
                               By:
                                    -------------------------------
                                    LARRY D. LAHMAN
                                    FORREST L.P. DEVAUGHN
                                    MITCHELL & DECLERCK, P.L.L.C.
                                    202 West Broadway
                                    Enid, Oklahoma 73701

                               Counsel for Relator, Roger Ediger

                               ON BEHALF OF GOLD BANC CORPORATION


Dated: November 8, 2004.

                               By:
                                    -------------------------------
                                    R. DENNIS WRIGHT
                                    MIKE W. LOCHMANN
                                    STINSON MORRISON HECKER L.L.P.
                                    2600 Grand Boulevard
                                    Kansas City, Missouri 64108

                               Counsel for Gold Banc Corporation

                   IN THE UNITED STATES DISTRICT COURT FOR THE
                          WESTERN DISTRICT OF OKLAHOMA

UNITED STATES OF AMERICA       )
ex re1., ROGER L. EDIGER,      )
                               )
Plaintiff,                     )
                               )Case No. CIV-02-1493-R
           -vs-                )
                               )
GOLD BANC CORPORATION, INC.,   )
and GOLD BANK OF OKLAHOMA,     )
Defendants.                    )

                                      ORDER

      The United States and the defendants, Gold Banc Corporation, Gold Bank Oklahoma and Gold Bank Kansas (collectively, "Gold Banc") have reached an agreement to settle this litigation. A copy of the Settlement Agreement is attached as Exhibit 1. Relator Roger Ediger agrees that the settlement agreed to by the United States and Gold Banc is fair, adequate and reasonable pursuant to 31 U.S.C. ss. 3730(c)(2)(B). Accordingly, in light of the Settlement Agreement, it is hereby ORDERED:

1. The Court approves the settlement as being fair, adequate and reasonable, pursuant to 31 U.S.C. ss. 3730(c)(2)(B).

2. This case is dismissed with prejudice as to all parties, pursuant to 31 U.S.C. ss. 3730(c)(2)(B).

3. The United States and Gold Banc each will bear its own costs, expenses and attorneys' fees; and,

4. The Court retains jurisdiction over this matter to enforce the terms of the Settlement Agreement, as well as for the limited purpose of adjudicating the Relators' share issue pursuant to 31 U.S.C. ss. 3730(d).

        IT IS SO ORDERED this 19th day of November, 2004.



                               -----------------------------------------
                               DAVID L. RUSSELL
                               UNITED STATES DISTRICT JUDGE